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                                        WFMBS MORTGAGE LOAN POOL
                           20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                                     RELO & NON-RELOCATION MORTGAGES
                                           WFMBS SERIES 2002-G
                                        POOL PROFILE (08/23/2002)

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
                                                       ----------------------       ----------------------
                                                              5/1 POOL                     TOLERANCE
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $460,638,935                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-Sep-02                          N/A
INTEREST RATE RANGE                                            4.125 - 6.625                          N/A
GROSS WAC                                                             5.613%                 (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                          25 BPS
                                                                 OR 37.5 BPS

MASTER SERVICING FEE                                                 1.7 bps on Securitization only
WAM (in months)                                                          359                (+/- 2 months)

WALTV                                                                    65%                 (maximum +3%)

CALIFORNIA PERCENT                                                       73%                 (maximum +3%)
SINGLE LARGEST ZIP CODE PERCENT                                           3%                (maximum  +2%)

AVERAGE LOAN BALANCE                                                $475,867            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                   $1,500,000          (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                                8%                (maximum  +3%)

PRIMARY RESIDENCE PERCENT                                                99%                 (minimum -3%)

SINGLE FAMILY DETACHED PERCENT                                           92%                 (minimum -3%)

FULL DOCUMENTATION PERCENT                                               58%                 (minimum -3%)

WA FICO                                                                  742                  (minimum -5)

UNINSURED (greater than) 80% LTV PERCENT                                  0%                 (maximum +2%)

RELOCATION PERCENT                                                       11%                 (minimum -3%)

GROSS MARGIN                                                          2.250%                 (+ / - 5 bps)

GROSS LIFECAP                                                        10.613%                 (+ / - 5 bps)

WA MONTHS TO NEXT ROLL                                                    59              (+ / - 2 months)

INTEREST ONLY PERCENT                                                     0%                (maximum  +3%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                               WFMBS MORTGAGE LOAN POOL
                                  20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                                           RELO & NON-RELOCATION MORTGAGES
                                                 WFMBS SERIES 2002-G
                                                 PRICING INFORMATION
                                              POOL PROFILE (08/23/2002)
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
COLLATERAL                            All Mortgage Loans will Index off the One Year Libor.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                             TO CONFORM TO WFMBS 2001-34 or 2002-B
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             9-Sep-02                     10:00 AM

PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   26-Sep-02

ASSUMED SUB LEVELS                                                       Rating Agency      AGG Level
Levels and Rating Agencies for                                  AAA       Moody's/S&P         3.00%
2002-G to be determined by                                       AA           S&P             1.40%
Wells Fargo                                                       A           S&P             0.90%
                                                                BBB           S&P             0.50%
                                                                 BB           S&P             0.35%
                                                                  B           S&P             0.20%

                                                                  Note:  AAA Class will be rated by two rating agencies.
                                                                  AA through B Classes will be rated by one rating agency.

WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
     - WELLS FARGO BANK MINNESOTA, N.A. REPLACED FIRST UNION BANK AS CUSTODIAN ONLY.

NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-G STRUCTURE:
1.7 BPS MASTER SERVICING FEE STRIP
CLASS A OPTIMAL AMT:  CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%



* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------


WFMBS CONTACTS                                                      Brad Davis (301) 846-8009
                                                                    Gretchen Markley (301) 846-8356
                                                                    Mike Miller (301) 815-6397
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                                              WFASC DENOMINATION POLICY
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
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                                                                                    MINIMUM      PHYSICAL     BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                             DENOMINATION  CERTIFICATES  CERTIFICATES
                                                                                     (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000       Allowed       Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000       Allowed       Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit                 $100,000      Standard    Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)        Standard    Upon Request

Residual Certificates                                                                 (3)        Required     Not Allowed

All other types of Class A Certificates                                               (5)           (5)           (5)

CLASS B (Investment Grade)                                                         $100,000       Allowed       Allowed

CLASS B (Non-Investment Grade)                                                     $250,000      Required     Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

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